UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                   ----------------------------------


                                FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): February 26, 2001


                          CARNIVAL CORPORATION
         (Exact name of registrant as specified in its charter)


Republic of Panama             1-9610                  59-1562976
---------------------------    -----------------       -----------------
(State or other jurisdiction  (Commission File Number  (I.R.S. Employer of
incorporation)                 File Number)            Identification No.)



3655 N.W. 87th Avenue, Miami, Florida             33178-2428
--------------------------------------------------------------------------
(Address of principal executive offices)          (zip code)



Registrant's telephone number, including area code:   (305) 599-2600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The registrant's Unaudited Summary Consolidated Balance Sheet at November 30, 2000 and its Unaudited Summary Consolidated Statement of Cash Flows and Unaudited Summary Consolidated Statement of Shareholders' Equity for the year ended November 30, 2000 are attached as Exhibit 99.1 to this report.




Item 9. Regulation FD Disclosure.

 The registrant's Unaudited Summary Consolidated Balance Sheet at November 30, 2000 and its Unaudited Summary Consolidated Statement of Cash Flows and Unaudited Summary Consolidated Statement of Shareholders' Equity for the year ended November 30, 2000 are attached as Exhibit 99.1 to this report and are incorporated by reference into this report for purposes of this item only.

                                 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2001

                                      CARNIVAL CORPORATION

                                      By: /s/ Gerald R. Cahill
                                      -------------------------------------
                                      Name: Gerald R. Cahill
                                      Title: Senior Vice President-Finance
                                             and Chief Financial and
                                             Accounting Officer

                                Exhibit List

Exhibit           Description
-------           -----------
99.1              Unaudited Summary Consolidated Balance Sheet at November 30,
                  2000 and its Unaudited Summary Consolidated Statement of Cash
                  Flows and Unaudited Summary Consolidated Statement of
                  Shareholders' Equity for the year ended November 30, 2000.